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(q) Powers of Attorney

AGILE FUNDS, INC.

POWER OF ATTORNEY

        Marc Nicolay, whose signature appears below, does hereby constitute and appoint Paul Ramer, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Agile Funds, Inc., a Maryland corporation (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue thereof.

/s/ MARC NICOLAY Name: Marc Nicolay

Date: December 22, 2004

AGILE FUNDS, INC.

POWER OF ATTORNEY

        Paul Ramer, whose signature appears below, does hereby constitute and appoint Marc Nicolay, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Agile Funds, Inc., a Maryland corporation (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue thereof.

/s/ PAUL RAMER Name: Paul Ramer

Date: December 21, 2004

AGILE FUNDS, INC.

POWER OF ATTORNEY

        Michael Brady, whose signature appears below, does hereby constitute and appoint Marc Nicolay and Paul Ramer, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Agile Funds, Inc., a Maryland corporation (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

/s/ MICHAEL BRADY Name: Michael Brady

Date: December 27, 2004

AGILE FUNDS, INC.

POWER OF ATTORNEY

        Neal Greenberg, whose signature appears below, does hereby constitute and appoint Marc Nicolay and Paul Ramer, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Agile Funds, Inc., a Maryland corporation (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

/s/ NEAL GREENBERG Name: Neal Greenberg

Date: December 16, 2004

AGILE FUNDS, INC.

POWER OF ATTORNEY

        Timothy Barnett, whose signature appears below, does hereby constitute and appoint Marc Nicolay and Paul Ramer, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Agile Funds, Inc., a Maryland corporation (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

/s/ TIMOTHY BARNETT Name: Timothy Barnett

Date: December 22, 2004

AGILE FUNDS, INC.

POWER OF ATTORNEY

        Geoffrey T. Pavlic, whose signature appears below, does hereby constitute and appoint Marc Nicolay and Paul Ramer, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Agile Funds, Inc., a Maryland corporation (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

/s/ GEOFFREY T. PAVLIC Name: Geoffrey T. Pavlic

Date: December 27, 2004

AGILE FUNDS, INC.

POWER OF ATTORNEY

        Daniel L. Swires, whose signature appears below, does hereby constitute and appoint Marc Nicolay and Paul Ramer, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Agile Funds, Inc., a Maryland corporation (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

/s/ DANIEL L. SWIRES Name: Daniel L. Swires

Date: December 22, 2004

AGILE FUNDS, INC.

POWER OF ATTORNEY

        Larry F. Pisciotta, whose signature appears below, does hereby constitute and appoint Marc Nicolay and Paul Ramer, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Agile Funds, Inc., a Maryland corporation (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

/s/ LARRY F. PISCIOTTA Name: Larry F. Pisciotta

Date: December 23, 2004

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  (q) Powers of Attorney
AGILE FUNDS, INC. POWER OF ATTORNEY
AGILE FUNDS, INC. POWER OF ATTORNEY
AGILE FUNDS, INC. POWER OF ATTORNEY
AGILE FUNDS, INC. POWER OF ATTORNEY
AGILE FUNDS, INC. POWER OF ATTORNEY
AGILE FUNDS, INC. POWER OF ATTORNEY
AGILE FUNDS, INC. POWER OF ATTORNEY
AGILE FUNDS, INC. POWER OF ATTORNEY